UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended

Date of Report:  February 16, 2007

Date of earliest event reported:  February 15, 2007

THE PEP BOYS—MANNY, MOE & JACK

(Exact Name of Registrant Specified in Charter)

Pennsylvania	1-3381	23-0962915
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3111 W. Allegheny Ave., Philadelphia, PA		19132
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone, including area code: 215-430-9000

(not applicable)
(Former Name and Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Item 1.01               Entry into a Material Definitive Agreement

On February 15, 2007, The Pep Boys — Manny, Moe & Jack (the “Company”) amended its Amended and Restated Credit Agreement, dated October 27, 2006, among the Company, Wachovia Bank, National Association, as Administrative Agent, and the other parties thereto (as amended and restated, the Credit Agreement) to reduce the interest rate of the Term Loan from London Interbank Offered Rate (LIBOR) plus 2.75% to LIBOR plus 2.00%.

Item 9.01               Financial Statements and Exhibits

(c)  Exhibits.  The following exhibits are filed with this Report.

Exhibit 99.1	First Amendment, dated February 15, 2007, to the Amended and Restated Credit Agreement, among the Company, Wachovia Bank, National Association, as Administrative Agent, and the other parties thereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

/s/ THE PEP BOYS—MANNY, MOE & JACK

Date: February 16, 2007